Exhibit 13.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ituran Location and Control Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “report”), I, Eli Kamer, as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 28, 2011

/s/ Eli Kamer
Eli Kamer
Chief Financial Officer